ACCRUALS AND OTHER PAYABLES	9 Months Ended
Sep. 30, 2025
ACCRUALS AND OTHER PAYABLES
ACCRUALS AND OTHER PAYABLES

6. ACCRUALS AND OTHER PAYABLES

	As of
	September 30, 2025	December 31, 2024
Employee salary and benefits	$1,803	$2,628
Accrued research and development expenses	3,494	2,442
Non-refundable incentive payment from depositary bank	—	106
Refundable deposit held by the Company	7,191	—
Accrued legal expenses	385	1,024
Accrued other expenses	2,347	1,438
Total accruals and other payables	$15,220	$7,638

On September 22, 2025, the Group received a deposit of the RMB equivalent of $7.2 million in connection with the anticipated sale of a portion of its preferred shares held in TJ Biopharma, following the approval of TJ Biopharma’s Series C-2 financing by its new and existing shareholders.